Exhibit 99.1





                            SHARE EXCHANGE AGREEMENT



                                  by and among



                           AUTO-Q INTERNATIONAL, INC.
                             a Delaware corporation

                                       and


                            ENTERTAINMENT IS US, INC.
                              a Nevada corporation



effective as of November 30, 2004

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                            SHARE EXCHANGE AGREEMENT

         THIS SHARE EXCHANGE AGREEMENT, made and entered into this 30th day of November, 2004 by and among Auto-Q International, Inc., a Delaware corporation with its principal place of business located at 9974 Huntington Park Drive, Strongsville, Ohio 44136 ("AUTQ") and Entertainment Is Us, Inc., a Nevada corporation with its principal place of business located at 1414 East Telegraph Street, Carson City, Nevada 89701 ("EIU").

                                    PREMISES

         A. This Agreement provides for the acquisition of EIU by AUTQ whereby EIU shall become a wholly owned subsidiary of AUTQ and in connection therewith, the issuance of a total of 100,000,000 shares of common stock, $0.001 par value per share ("Shares") after AUTQ completes a 200-1 reverse stock split of AUTQ of which 94,500,000 shares shall be issued to the shareholders of EIU and Mr. Roger Charles Davis and 5,500,000 shares shall be issued to General Corporate Services, S.A. ("Share Exchange") pursuant to the terms of its consulting agreement with AUTQ and in accordance with the terms of this Agreement.

         B. The boards of directors of each of EIU and AUTQ have determined, subject to the terms and conditions set forth in this Agreement, that the transaction contemplated hereby is desirable and in the best interests of their stockholders, respectively. This Agreement is being entered into for the purpose of setting forth the terms and conditions of the proposed acquisition.

                                    AGREEMENT

         NOW, THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived herefrom, it is hereby agreed as follows:

                                    ARTICLE I

                               THE SHARE EXCHANGE

         SECTION 1.1 SHARE EXCHANGE/DELIVERY OF EIU SECURITIES. Upon satisfaction of the conditions set forth in Article VI of this Agreement, the shareholders of EIU as found on EXHIBIT 1.1 (collectively, "EIU Shareholders") to this Agreement, shall transfer all rights, title and interest to and in the EIU shares of Common Stock held by them which constitutes one hundred percent of the issued and outstanding shares of EIU (collectively, "EIU Shares").

         SECTION 1.2 TRANSFER OF AUTQ COMMON SHARES. In exchange for all of the EIU Shares tendered pursuant to Section 1.1, AUTQ shall issue to the EIU Shareholders and Mr. Roger Charles Davis 94,500,000 AUTQ shares of common stock upon the completion of the actions referred to in Article VI of this Agreement.


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Further, 5,500,000 shares of AUTQ common stock shall be issued to General
Corporate Services S.A. as compensation for arranging the transaction contemplated by this Agreement.

         SECTION 1.3 ISSUANCE OF S-8 REGISTERED COMMON STOCK. Subject to the qualifications found in this Section, as soon as practicable, but in no event later than 30 days after the Closing, AUTQ shall file a registration statement on Form S-8 pursuant to which 5,000,000 shares of AUTQ common stock shall be registered and issued pursuant to consulting agreements between AUTQ and Mr. Roger Charles Davis. Mr. Davis' consulting agreement is attached hereto as EXHIBITS 1.3. The Company shall only be required to file a registration on Form S-8 if the following conditions have been met: (i) a complete Form 8-K with the required financial statements has been filed in compliance with the Exchange Act of 1934 as they currently exist; and (ii) the proposed rule changes to Forms 8-K and S-8 as found in the U.S. Securities and Exchange Commission ("Commission") Releases 33-8407 and 34-49566 have not been adopted by the Commission. In the event that AUTQ fails to file (i) above or the Commission adopts law having a similar affect to that found in (ii) above, AUTQ shall grant a one time demand registration right to Mr. Davis for a period of 12 months from the Closing for a total of 5,000,000 shares. The parties to this Agreement shall negotiate the particular terms of such demand rights in good faith.

         SECTION 1.4 EVENTS PRIOR TO CLOSING. Upon execution hereof or as soon thereafter as practicable, management of EIU and AUTQ shall execute, acknowledge and deliver (or shall cause to be executed, acknowledged and delivered) any and all certificates, opinions, financial statements, schedules, agreements, resolutions rulings or other instruments required by this Agreement to be so delivered, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby, subject only to the conditions to Closing referenced herein below.

         SECTION 1.5 CLOSING. The closing ("Closing") of the transactions contemplated by this Agreement shall be upon satisfaction of the conditions set forth in Articles V and VI of this Agreement, which the parties expect to occur no event later than forty-five (45) days after the date hereof.

                                   ARTICLE II

                  REPRESENTATIONS, COVENANTS AND WARRANTIES OF
                                      AUTQ

         As an inducement to and to obtain the reliance of EIU, AUTQ represents and warrants as follows:

         SECTION 2.1 ORGANIZATION. AUTQ is a corporation duly organized, validly existing, and in good standing under the laws of Delaware and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the jurisdiction in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Complete and correct copies of the articles of incorporation, bylaws and amendments thereto of AUTQ as in effect on the date hereof are available on the United States Securities and Exchange Commission's Website


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(www.sec.gov) as filed by AUTQ. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not violate any provision of AUTQ's articles of incorporation or bylaws. AUTQ has full power, authority and legal right and has taken all action required by law, its articles of incorporation, its bylaws or otherwise to authorize the execution and delivery of this Agreement.

         SECTION 2.2 CAPITALIZATION. The authorized capitalization of AUTQ consists of 200,000,000 common shares, $0.0001 par value per share and no shares of preferred stock. As of the date hereof, AUTQ has 158,365,000 common shares issued and outstanding. AUTQ is a public company listed on the NASDAQ OTC-Bulletin Board under the symbol "AUTQ". All issued and outstanding shares are legally issued, fully paid and nonassessable and are not issued in violation of the pre-emptive or other rights of any person. AUTQ has no other securities, warrants or options authorized or issued.

         SECTION 2.3 SUBSIDIARIES AND PREDECESSOR CORPORATIONS. AUTQ does not have any other subsidiaries and does not own, beneficially or of record, any shares of any other corporation.

         SECTION 2.4 OPTIONS AND WARRANTS. There are no existing options, warrants, calls or commitments of any character to which AUTQ is a party and by which it is bound other than those found in the consulting agreement referred to in Section 1.2 of this Agreement.

         SECTION 2.5 CLAIMS, LITIGATION AND PROCEEDINGS.There are no actions, suits, proceedings or investigations pending or threatened by or against AUTQ, affecting AUTQ or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse affect on the business, operations, financial condition or income of AUTQ. AUTQ does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

         SECTION 2.6 MATERIAL CONTRACT DEFAULTS. AUTQ is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of AUTQ, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which AUTQ has not taken adequate steps to prevent such a default from occurring.

         SECTION 2.7 NO CONFLICT WITH OTHER INSTRUMENTS.The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which AUTQ is a party or to which any of its properties or operations are subject.


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         SECTION 2.8 GOVERNMENTAL AUTHORIZATIONS. AUTQ has all licenses, franchises, permits or other governmental authorizations legally required to enable AUTQ to conduct its business in all material respects as conducted on the date hereof. Except for compliance with federal and state securities and corporation laws, as hereinafter provided, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by AUTQ of this Agreement and the consummation of AUTQ of the transactions contemplated hereby.

         SECTION 2.9       TAX MATTERS; BOOKS & RECORDS

         (a) The books and records, financial and others, of AUTQ are in all material respects complete and correct and have been maintained in accordance with good business accounting practices; and

         (b) AUTQ has no liabilities with respect to the payment of any country, federal, state, county, local or other taxes (including any deficiencies, interest or penalties).

         SECTION 2.10 INFORMATION. The information concerning AUTQ as set forth in this Agreement and in the AUTQ Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

         SECTION 2.11 TITLE AND RELATED MATTERS.AUTQ owns free and clear of any liens, claims, encumbrances, royalty interests or other restrictions or limitations of any nature whatsoever all its assets and all procedures, techniques, marketing plans, business plans, methods of management or other information utilized in connection with AUTQ's business. No third party has any right to, and AUTQ had not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse affect on the business, operations, financial conditions or income of AUTQ or any material portion of its properties, assets or rights.

         SECTION 2.12 APPROVAL OF AGREEMENT. AUTQ has all requisite power and authority to enter into this Agreement, including approval of its board of directors. The holders of a majority of the common voting shares outstanding of AUTQ have authorized the execution and delivery of the Agreement by AUTQ and have approved the transactions contemplated hereby.

         SECTION 2.13 COMPLIANCE WITH LAWS AND REGULATIONS. AUTQ has complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business; operations, properties, or financial condition of AUTQ.

         SECTION 2.14 MATERIAL TRANSACTIONS OR AFFILIATIONS. Other than a consulting agreement with Mr. Davis, AUTQ has no material contracts to which AUTQ is a party and which are to be performed in whole or in part after the date hereof. AUTQ has no commitment, whether written or oral, to lend any funds to, borrow any money from or enter into any other material transactions with, any of its directors or person owning of record, or known by AUTQ to own beneficially,


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ten percent (10%) or more the issued and outstanding ordinary shares of AUTQ and which is to be performed in whole or in part after the date hereof. AUTQ has no commitment, whether written or oral, to lend and funds to, borrow and money from or enter into any other material transactions with, any such affiliated person.

                                   ARTICLE III

                    REPRESENTATIONS, COVENANTS AND WARRANTIES
                                     OF EIU

         As an inducement to, and to obtain the reliance of AUTQ, EIU represents and warrants as follows:

         SECTION 3.1 ORGANIZATION. EIU is a corporation duly organized, validly existing and in good standing under the laws of Nevada and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign entity in the country or states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in EXHIBIT 3.1 are complete and correct copies of the certificate of incorporation and bylaws and any amendments thereto of EIU as in effect on the date hereof. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of EIU's certificate of incorporation or bylaws. EIU has full power, authority and legal right and has taken all action required by law, its constitution or otherwise to authorize the execution and delivery of this Agreement.

         SECTION 3.2 CAPITALIZATION. EIU has 10,000,000 shares of common stock, $.001 par value authorized and no shares of preferred stock. There are 10,000,000 shares of common stock issued and outstanding on a fully-diluted basis as of the date of this agreement and as of the Closing Date. All issued and outstanding EIU shares have been legally issued and are nonassessable as of the Closing Date. There exists no unexercised right to purchase shares in EIU in any form whatsoever including, but not limited to, options, warrants or convertible debt instruments. To the best knowledge of EIU, each of the EIU Shareholders owns and is conveying to AUTQ all of his rights, title and interests to the Shares, free and clear of all liens, mortgages, pledges, security interests, encumbrances or charges of any kind or description and upon consummation of the transaction contemplated herein good title in the Shares shall vest in AUTQ free of all liens and other charges.

         SECTION 3.3 SUBSIDIARIES. EIU has one wholly-owned subsidiary, Sunkyo Corporation, a Japanese corporation. The outstanding shares of Sunkyo have been legally issued and are nonassessable as of the Closing Date. There exists no unexercised right to purchase shares in Sunkyo in any form whatsoever including, but not limited to, options, warrants or convertible debt instruments.


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         SECTION 3.4       TAX MATTERS; BOOKS & RECORDS

         (a) The books and records, financial and others, of EIU are in all material respects complete and correct and have been maintained in accordance with good business accounting practices and in accordance with GAAP; and

         (b) EIU has no liabilities with respect to the payment of any country, federal, state, county, local or other taxes (including any deficiencies, interest or penalties).

         SECTION 3.5 INFORMATION. The information concerning EIU as set forth in this Agreement is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

         SECTION 3.6 TITLE AND RELATED MATTERS.Each of EIU and Sunkyo has good and marketable title to and is the sole and exclusive owner of all of its properties, inventory, interests in properties and assets, real and personal including those assets described in writing and provided to AUTQ previously (collectively, "Assets") and such Assets are free and clear of all liens, pledges, charges or encumbrances other than those described in writing to AUTQ previously. EIU owns free and clear of any liens, claims, encumbrances, royalty interests or other restrictions or limitations of any nature whatsoever and all procedures, techniques, marketing plans, business plans, methods of management or other information utilized in connection with EIU's business. No third party has any right to, and EIU had not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse affect on the business, operations, financial conditions or income of EIU or any material portion of its properties, assets or rights.

         SECTION 3.7 CLAIMS, LITIGATION AND PROCEEDINGS.There are no actions, suits, proceedings or investigations pending or threatened by or against EIU, affecting EIU or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse affect on the business, operations, financial condition or income of EIU. EIU does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

         SECTION 3.8 NO CONFLICT WITH OTHER INSTRUMENTS.The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which EIU is a party or to which any of its properties or operations are subject.

         SECTION 3.9 MATERIAL CONTRACT DEFAULTS. To the best of EIU's knowledge and belief, EIU is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to


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the business, operations, properties, assets or condition of EIU, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which EIU has not taken adequate steps to prevent such a default from occurring.

         SECTION 3.10 GOVERNMENTAL AUTHORIZATIONS. To the best of EIU's knowledge, EIU has all licenses, franchises, permits and other governmental authorizations that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or corporation laws, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by EIU of the transactions contemplated hereby.

         SECTION 3.11 COMPLIANCE WITH LAWS AND REGULATIONS. EIU has complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business; operations, properties, or financial condition of EIU.

         SECTION 3.12 MATERIAL TRANSACTIONS OR AFFILIATIONS. EIU has provided AUTQ with copies of all material contracts to which EIU is a party and which are to be performed in whole or in part after the date hereof. EIU has no commitment, whether written or oral, to lend any funds to, borrow any money from or enter into any other material transactions with, any of its directors or person owning of record, or known by EIU to own beneficially, ten percent (10%) or more the issued and outstanding ordinary shares of EIU and which is to be performed in whole or in part after the date hereof. EIU has no commitment, whether written or oral, to lend and funds to, borrow and money from or enter into any other material transactions with, any such affiliated person.

         SECTION 3.13 LABOR RELATIONS. EIU has never had a work stoppage resulting from labor problems.

         SECTION 3.14 NATURE OF BOOKS AND RECORDS. It is acknowledged that each of EIU and Sunkyo's books and records must be in auditable condition and that such audit must be completed within sixty days (60) of this Agreement. The books and records of each are in such auditable condition.

         SECTION 3.15 NET ASSET VALUE AND AUDITED FINANCIAL STATEMENTS. EIU has provided AUTQ with financial statements dated September 30, 2003 audited by an independent accountant and in accordance with U.S. GAAP standards. Such financial statements have been attached hereto as EXHIBIT 3.15. Such financial statements reflect the assets, liabilities, net worth, profit and loss, and cash flow of EIU with respect to its business. All financial statements referred to herein are complete and correct in all material respects, present fairly the financial condition and results of operations of EIU as at the dates of such statements and have been prepared in accordance with generally accepted accounting principles. The books of account and records have been maintained in accordance with good business practice and reflect fairly all properties, assets, liabilities and transactions of EIU. EIU has no material liabilities or obligations of any kind (whether accrued, absolute, direct, indirect, contingent or otherwise) which are not fully disclosed, accrued or reserved against in its financial statements. EIU has no bad debts as of the Closing Date. Since the last day of EIU's last fiscal year, it has conducted its business only in the ordinary and usual course and have not experienced any material adverse changes


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in its business or its financial condition. Without limiting the foregoing, EIU has not:

      (i) permitted or allowed any of its assets or properties to be subjected to any lien or encumbrance;

      (ii)  amended, terminated, cancelled or compromised any material claim;

      (iii) sold, transferred, leased, subleased, licensed or otherwise disposed of any properties or assets, real, personal or mixed including, without limitation, leasehold interests and intangible property of or relating to the businesses in excess of Twenty-Five Thousand and No/100 ($25,000.00) Dollars other than in the ordinary course of business and consistent with past practices;

      (iv) granted or proposed any increase or announce any increase in compensation or benefits payable to its employees or consultants other than as has been disclosed in writing to AUTQ;

      (v) made any material change in its method of accounting other than as required by generally acceptable accounting principles; and

      (vi) entered into any agreement with any of its directors, officers, or shareholders (or any family member thereof) except as has been disclosed in writing to AUTQ.


                                   ARTICLE IV

                                SPECIAL COVENANTS

         SECTION 4.1 ACCESS TO PROPERTIES AND RECORDS. It is acknowledged by each of AUTQ and EIU, that its officers and authorized representatives have been afforded full access to the other's properties, books and records of EIU and AUTQ as the case may be, so that each had full opportunity to make such reasonable investigation as it desired to make of the affairs of the other and each has furnished the other with such additional financial and operating data and other information as to the business and properties of EIU and AUTQ as the case may be, as the other shall from time to time reasonably request. Should either party require further opportunity to conduct any further investigation into the affairs of the other, it shall be allowed to do so prior to closing as long as this investigation is completed prior to Closing.

         SECTION 4.2 AVAILABILITY OF RULE 144. Each of the parties acknowledge that the stock of AUTQ to be issued pursuant to this Agreement have not been registered under the Securities Act and will be "restricted securities" as that term is defined in Rule 144 promulgated pursuant to the Securities Act. Such "restricted securities" may not be sold, transferred or encumbered except in a transaction registered under the Securities Act or in a transaction exempt from or not subject to the registration requirements.


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         SECTION 4.3 SPECIAL COVENANTS AND REPRESENTATIONS REGARDING THE EIU
COMMON SHARES TO BE ISSUED IN THE EXCHANGE. The consummation of this Agreement, including the issuance of the AUTQ Shares to the EIU Shareholders and the resulting issuance of common shares as contemplated hereby, constitutes the offer and sale of securities under the Securities Act, and applicable state statutes. Such transaction shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, inter alia, upon the circumstances under which the EIU Shareholders acquired such securities.

         SECTION 4.4 THIRD PARTY CONSENTS. EIU and AUTQ agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

         SECTION 4.5  INDEMNIFICATION.

            (a) EIU hereby agrees to indemnify AUTQ and each of the officers, agents and directors of AUTQ as of the date of execution of this Agreement against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against and litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject to arising out of or based on any misrepresentation made in this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement; and

            (b) AUTQ and its officers and directors hereby agrees to indemnify EIU and its officers, agents, directors and current shareholders of EIU as of the Closing Date against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject arising out of or based on any misrepresentation made in this Agreement. The indemnification provided for in this Section shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.


                                    ARTICLE V

                   CONDITIONS PRECEDENT TO OBLIGATIONS OF AUTQ

         The obligations of AUTQ under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:


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         SECTION 5.1 ACCURACY OF REPRESENTATIONS. The representations and warranties made by EIU in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at the Closing Date (except for changes therein permitted by this Agreement), and EIU shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by EIU prior to or at the Closing.

         SECTION 5.2 SHAREHOLDER APPROVAL. The EIU Shareholders have duly authorized and approved this Agreement and the transactions contemplated herein.

         SECTION 5.3 NO MATERIAL ADVERSE CHANGE. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations or EIU.

         SECTION 5.4 OTHER ITEMS. AUTQ shall have received such further documents, certificates or instruments relating to the transactions contemplated hereby as AUTQ may reasonably request.

         SECTION 5.5 SECRETARY'S CERTIFICATE. EIU shall have delivered to AUTQ a certificate, dated the Closing Date, executed by the Secretary of EIU in substantially the form attached hereto as Exhibit 5.5, which shall include confirmation that all requisite board and stockholder approvals have been obtained and remain in force.

         SECTION 5.6 OPINIONS OF COUNSEL. EIU shall have delivered to AUTQ opinions, dated the Closing Date, from counsel for EIU, in substantially the form attached hereto as Exhibit 5.6.

         SECTION 5.7 AUDITED FINANCIAL STATEMENTS. In accordance with the representations and warranties found in Sectioin 3.15 of this Agreement, EIU shall deliver audited financial statements in that same form and prepare in the same manner as of September 30, 2004 within 30 days of the date of this Agreement. Such financial statements shall not materially differ (as defined by approximately 15%) from those statements found as EXHIBIT 3.15 with respect to liabilities of any kind. In the event such financial statements do not satisfy the standard set forth herein, AUTQ has the right in its sole discretion to void this Agreement within 15 days from the date such financial statements are presented to AUTQ.

                                   ARTICLE VI

                   CONDITIONS PRECEDENT TO OBLIGATIONS OF EIU

         The obligations of EIU under this Agreement are subject to the satisfaction, at or before the Closing date (unless otherwise indicated herein), of the following conditions:

         SECTION 6.1 ACCURACY OF REPRESENTATIONS. The representations and warranties made by AUTQ in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement)


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with the same force and effect as if such representations and warranties were made at and as of the Closing Date, and AUTQ shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by AUTQ prior to or at the Closing.

         SECTION 6.2 NO MATERIAL ADVERSE CHANGE. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of AUTQ.

         SECTION 6.3 STOCK CERTIFICATE. AUTQ shall have tendered to EIU a certificate representing the Shares, duly endorsed to EIU, and such endorsement shall have been witnessed by an officer or AUTQ.

         SECTION 6.4 SECRETARY'S CERTIFICATE. AUTQ shall have delivered to EIU a certificate, dated the Closing Date, executed by the Secretary of AUTQ in substantially the form attached hereto as Exhibit 6.5, which shall include confirmation that all requisite board and stockholder approvals have been obtained and remain in force.

         SECTION 6.5 OPINION OF COUNSEL. AUTQ shall have delivered to EIU an opinion, dated the Closing Date, from counsel for AUTQ, in substantially the form attached hereto as Exhibit 6.6.

         SECTION 6.6 RESIGNATIONS. All officers or directors of AUTQ shall have tendered their resignations from such positions of AUTQ effective upon the Closing and new directors shall have been appointed.

         SECTION 6.7 NAME CHANGE. AUTQ shall amend its certificate of incorporation to change its name to a name more reflective of its new business.

         SECTION 6.8 RECAPITALIZATION. As soon as practicable, AUTQ's counsel shall prepare the documentation effecting a 200-1 reverse stock split of AUTQ common stock thereby resulting in a capitalization of 791,825 shares.

         SECTION 6.8 PROCEEDINGS. All proceedings to be taken on the part of AUTQ in connection with the transactions contemplated by this Agreement and all documents delivered by AUTQ incidental thereto shall be reasonably satisfactory in form and substance to EIU. EIU shall have received copies of all documents as it may reasonably request in order to establish the consummation of such transactions. EIU shall prepare an information statement in accordance with federal securities laws for the actions enumerated in Sections 6.6, 6.7 and 6.8 of this Agreement.

                                   ARTICLE VII
                                  MISCELLANEOUS

         SECTION 7.1 BROKERS AND FINDERS. Other than the shares being issued to General Corporate Services, S.A. enumerated in this Agreement, each party hereto


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

hereby represents and warrants that it is under no obligation, express or implied, to pay certain finders in connection with the bringing of the parties together in the negotiation, execution, or consummation of this Agreement. The parties each agree to indemnify the other against any claim by any third person for any commission, brokerage or finder's fee or other payment with respect to this Agreement or the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

         SECTION 7.2 LAW, FORUM AND JURISDICTION. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, United States of America.

         SECTION 7.3 NOTICES. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram addressed as follows:

         If to AUTQ:            c/o Rubin, Bailin, Ortoli LLP
                                405 Park Avenue
                                New York, NY 10022
                                Attn: William S. Rosenstadt, Esq.


         If to EIU:             1414 East Telegraph St.
                                Carson City, NV 89701


or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have given as of the date so delivered, mailed or telegraphed.

         SECTION 7.4 ATTORNEYS' FEES. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parities shall reimburse the non-breaching party or parties for all costs, including reasonable attorneys' fee, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

         SECTION 7.5 CONFIDENTIALITY. Each party hereto agrees with the other parties that, unless and until the reorganization contemplated by this Agreement has been consummated, they and their representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not used such data or information or disclose the same to others, except: (i) to the extent such data is a matter of public knowledge or is required by law to be published; and (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement.

         SECTION 7.6 EXHIBITS; KNOWLEDGE. Each party is presumed to have full knowledge of all information set forth in the other party's exhibits delivered pursuant to this Agreement.

         SECTION 7.7 THIRD PARTY BENEFICIARIES.This contract is solely among EIU and AUTQ and except as specifically provided, no director, officer, stockholder, employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

         SECTION 7.8 ENTIRE AGREEMENT.This Agreement represents the entire agreement between the parties relating to the subject matter hereof. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understanding, agreements, representations or warranties, written or oral, except as set forth herein. This Agreement may not be amended or modified, except by a written agreement signed by all parties hereto.

         SECTION 7.9 SURVIVAL; TERMINATION. The representations, warranties and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated.

         SECTION 7.10 COUNTERPARTS. This Agreements may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

         SECTION 7.11 AMENDMENT OR WAIVER. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

         SECTION 7.12 INCORPORATION OF RECITALS.All of the recitals hereof are incorporated by this reference and are made a part hereof as though set forth at length herein.

         SECTION 7.13 EXPENSES. Each party herein shall bear all of their respective costs and expenses incurred in connection with the negotiation of this Agreement and in the consummation of the transactions provided for herein and the preparation thereof.

         SECTION 7.14 HEADINGS; CONTEXT. The headings of the sections and paragraphs contained in this Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of this Agreement.

         SECTION 7.15 BENEFIT. This Agreement shall be binding upon and shall insure only to the benefit of the parties hereto, and their permitted assigns hereunder. This Agreement shall not be assigned by any party without the prior written consent of the other party.

         SECTION 7.16 SEVERABILITY. In the event that any particular provision or provisions of this Agreement or the other agreements contained herein shall for any reason hereafter be determined to be unenforceable, or in violation of any law, governmental order or regulation, such unenforceability or violation shall not affect the remaining provisions of such agreements, which shall continue in full force and effect and be binding upon the respective parties hereto.

         SECTION 7.17 FAILURE OF CONDITIONS; TERMINATION.In the event of any of the conditions specified in this Agreement shall not be fulfilled on or before the Closing Date, either of the parties have the right either to proceed or, upon prompt written notice to the other, to terminate and rescind this Agreement without liability to any other party. The election to proceed shall not affect the right of such electing party reasonably to require the other party to continue to use its efforts to fulfill the unmet conditions.

         SECTION 7.18 NO STRICT CONSTRUCTION. The language of this Agreement shall be construed as a whole, according to its fair meaning and intendment, and not strictly for or against wither party hereto, regardless of who drafted or was principally responsible for drafting the Agreement or terms or conditions hereof.

         SECTION 7.19 EXECUTION KNOWING AND VOLUNTARY. In executing this Agreement, the parties severally acknowledge and represent that each: (a) has fully and carefully read and considered this Agreement; (b) has been or has had the opportunity to be fully apprised of its attorneys of the legal effect and meaning of this document and all terms and conditions hereof; and (c) is executing this Agreement voluntarily, free from any influence, coercion or duress of any kind.

         IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, and entered into as of the date first above written.


                                                   AUTO-Q INTERNATIONAL, INC.



                                                   BY: /S/ DAVID HOSTELLEY
                                                       -------------------------
                                                           NAME: DAVID HOSTELLEY
                                                           TITLE: PRESIDENT



                                                   ENTERTAINMENT IS US, INC.



                                                   BY: /S/ GARY STEWART
                                                       -------------------------
                                                           NAME: GARY STEWART
                                                           TITLE: PRESIDENT



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



                                    EXHIBITS
                                   (REDACTED)




                                       17